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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 6, 1996



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



                  Pennsylvania             1-7410          25-1233834
        (State or other jurisdiction    (Commission     (I.R.S. Employer
               of incorporation)         File Number    dentification No.)



                                One Mellon Bank Center
                                   500 Grant Street
                               Pittsburgh, Pennsylvania           15258
                       (Address of principal executive offices) (Zip code)




      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated August 6, 1996, Mellon Bank Corporation announced that it has reached a definitive agreement with Ford Motor Co. through which Mellon Bank, N.A. will acquire the Business Equipment Financing unit of USL Capital Corporation, a Ford subsidiary, for approximately $1.7 billion.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated August 6, 1996 announcing the matter referenced in Item 5 above.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION

Date:  August 9, 1996         By: /s/ Carl Krasik
                                 __________________________
                                  Carl Krasik
                                  Associate General Counsel &
                                   Secretary

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                                 EXHIBIT INDEX



Number   Description                           Method of Filing


99.1    Press Release dated August 6, 1996     Filed herewith